Cash and Cash Equivalents, Investments, and Funds Receivable and Amounts Held for Customers - Table of available-for-sale debt securities classified by maturity date (Details) - USD ($) $ in Millions	Jul. 31, 2025	Jul. 31, 2024
Amortized Cost
Due within one year	$ 1,694	$ 517
Due within two years	62	55
Due within three years	61	43
Total available-for-sale debt securities	1,817	615
Fair Value
Due within one year	1,694	516
Due within two years	63	56
Due within three years	61	43
Total available-for-sale debt securities	$ 1,818	$ 615